Exhibit 99.1

Agrify Regains Compliance with Nasdaq’s Listing Requirements

BILLERICA, Mass., October 31, 2022 - Agrify Corporation (Nasdaq:AGFY) (“Agrify” or the “Company”), a leading provider of innovative cultivation and extraction solutions for the cannabis industry, today announced that it has received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that it has regained compliance with Nasdaq’s minimum bid price listing requirement. The Company has satisfied the terms for continued listing on the Nasdaq Capital Market by complying with the minimum bid price requirement of $1.00 per share under Nasdaq Listing Rule 5550(a)(2). Accordingly, Nasdaq has advised that the matter is now closed.

The Company believes the completion of its reverse stock split and subsequent reattainment of compliance with Nasdaq’s listing requirements enables the Company to potentially achieve several important corporate objectives, including but not limited to, the ability to augment Agrify’s visibility within the investment community, broaden its shareholder base, and meet certain security eligibility criteria for consideration for inclusion into market-wide and cannabis sector indices.

About Agrify (Nasdaq:AGFY)

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Our proprietary micro-environment-controlled Vertical Farming Units (VFUs) enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI at scale. Our comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit Agrify at http://www.agrify.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements regarding Agrify’s ability to remain in compliance with Nasdaq’s continued listing requirements and the potential effects of the reverse stock split and being back in compliance with the Nasdaq bid price rule, including Agrify’s future visibility within the investment community, the broadening of its shareholder base, and the ability to meet certain security eligibility criteria for consideration for inclusion into market-wide and cannabis sector indices. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2021 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Company Contacts

Agrify

Timothy Oakes

Chief Financial Officer

tim.oakes@agrify.com

(781) 760-7512

Investor Relations Inquiries

Anna Kate Heller

ICR

agrify@icrinc.com

Media Inquiries

Justin Bernstein

MATTIO Communications

agrify@mattio.com